Return to:
Prepared by:
Jack B. Owen, Jr., P.A.
4500 PGA Blvd., Ste. 304-B
Palm Beach Gardens, FL 33418
File # S09-909

NOTE AND MORTGAGE MODIFICATION
THIS AGREEMENT is made this 13th day of April, 2010, by and between NURMI PROPERTIES, LLC, a Delaware corporation, as to an undivided 90% interest and ROBINETTE INVESTMENTS, LLC, a Florida limited liability company, as to an undivided 10% interest (“Mortgagee”) FLORIDA GAMING CENTERS, INC., a Florida corporation, d/b/a MIAMI JAI-ALAI, d/b/a, W.J.A. REALTY and FLORIDA GAMING CORPORATION, INC., a Delaware corporation and CITY NATIONAL BANK OF FLORIDA, a Florida corporation; f/k/a CITY NATIONAL BANK OF MIAMI, a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979, (“Borrower”) and CITY NATIONAL BANK OF FLORIDA, a Florida banking corporation; f/k/a CITY NATIONAL BANK OF MIAMI, a Florida banking corporation as Trustee under its Land Trust #5003471 dated January 1, 1979 and FLORIDA GAMING CENTERS, INC., a Florida corporation, (“Mortgagor”)

WITNESSETH:
WHEREAS, Mortgagor executed that certain Mortgage dated December 11, 2009, in favor of NURMI PROPERTIES, LLC and ROBINETTE INVESTMENTS, LLC, which mortgage was recorded on December 18, 2009, in Official Records Book 27120, Page 2922, as modified by that certain Note and Mortgage Modification Agreement dated February 5, 2010, recorded March 22, 2010, in Official Records Book 27223, Page 0018, and as modified by that certain Note and Mortgage Modification Agreement dated March 8, 2010 and recorded March 22, 2010, in Official Records Book  27223, Page 0026 and as modified by that certain Note and Mortgage Modification Agreement dated March 25, 2010 and recorded _________, in Official Records Book _____, Page _____ (“Mortgage”), of the Public Records of Miami-Dade County, Florida, encumbering the property legally described as follows:

See the attached Exhibit A

WHEREAS, the Mortgage secured that certain Promissory Note (“Note”) from Borrower to NURMI PROPERTIES, LLC, a Delaware corporation and ROBINETTE INVESTMENTS, LLC, a Florida limited liability company dated December 11, 2009, in the original principal sum of FIVE HUNDRED THOUSAND and NO/100 Dollars ($500,000.00) as modified and increased to $650,000.00 on February 5, 2010, $800,000.00 on March 8, 2010, and $835,000.00 on March 25, 2010;

WHEREAS, the Promissory Note, Mortgage, Collateral Assignment of Agreements Affecting Real Estate, Security Agreement, Guaranty and all other collateral and loan documents executed in connection with the Loan are collectively referred to in this Agreement as the “Loan Documents”, and

WHEREAS, Borrower has requested a Future Advance in the sum of SEVENTY FIVE THOUSAND and 00/100 Dollars (U.S. $75,000.00) pursuant to Paragraph 19 of the Mortgage;

NOW, THEREFORE, in consideration of TEN and 00/100 DOLLARS ($10.00) and other valuable consideration, the receipt of which is hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

**Documentary stamps are being paid on the future advance of $75,000.00.

1.	Each of the Statements made in the Recitals of this Agreement is true and correct.

2.	That Lender agrees to fund a Future Advance in the amount of SEVENTY FIVE THOUSAND and 00/100 Dollars (U.S. $75,000.00) to Borrower.

3.
That the terms, provisions, and covenants of the Note and Mortgage, are hereby modified to include and secure this Future Advance so that the total amount due under the Note and Mortgage is NINE HUNDRED TEN THOUSAND and 00/100 Dollars (U.S. $910,000.00); and

4.
Mortgagor certifies that the Loan Documents are in full force and effect and are valid and enforceable obligations and agreements of Mortgagor and in accordance with the terms and provisions thereof, and that there are no existing claims, defenses, and rights of set off that Mortgagor may have against Mortgagee or which may affect the enforceability by the Mortgagee of its security and its rights and remedies under the Note and the Loan Documents.

5.	The Borrower and Mortgagor hereby reaffirm the Mortgage and Note as modified herein.

6.
Borrower, Mortgagor and Mortgagee agree that the terms set forth in this Mortgage Modification do not represent a novation, and the terms of this Mortgage Modification do not affect the priority of the Mortgage.  The Note, Mortgage and the Loan Documents remain fully binding upon and valid and enforceable against Borrower and Mortgagor.

7.	All other terms and conditions of the Note and Mortgage shall remain unchanged.

IN WITNESS WHEREOF, Mortgagor has executed this Note and Mortgage Modification.

MORTGAGOR/BORROWER:

CITY NATIONAL BANK OF FLORIDA, a
a Florida banking corporation as Trustee
under its Land Trust #5003471, dated
January 1, 1979

By:______________________________
Print Name:_______________________
Title:_____________________________

STATE OF FLORIDA                                                      )
COUNTY OF PALM BEACH                                                      )

The foregoing instrument was acknowledged before me this ____ day of _____________, 2010 by _________________________, as ____________________ of CITY NATIONAL BANK OF FLORIDA, a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979, who is personally known to me or who produced _______________________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

Notary Public
Printed Name:
Commission Expires:

BORROWER:	MORTGAGOR/BORROWER:

FLORIDA GAMING CORPORATION, a	FLORIDA GAMING CENTERS, INC., a
Delaware corporation	Florida corporation

By _______________________________	By: _______________________________
W. BENNETT COLLETT, CEO	W. BENNETT COLLETT, CEO

STATE OF FLORIDA                        )
                                                               ) ss.:
COUNTY OF PALM BEACH           )

The foregoing instrument was acknowledged before me this ____ day of _____________, 2010 by W. BENNETT COLLETT, as CEO of FLORIDA GAMING CENTERS, INC., a Florida corporation and FLORIDA GAMING CORPORATION, a Delaware corporation, who is personally known to me or who produced _______________________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

__________________________________________
Notary Public
Printed Name: _______________________________
Commission Expires: __________________________

MORTGAGEE:

NURMI PROPERTIES, LLC, a Delaware
limited liability company

By:
M. WHITMAN BEASLEY, JR. Manager

ROBINETTE INVESTMENTS, LLC, a
Florida limited liability company

By: _____________________________
      STEVEN L. CRAIG, Managing Member

STATE OF _____________            )
                                                               ) ss.:
COUNTY OF ___________             )

The foregoing instrument was acknowledged before me this ____ day of _____________, 2010 by M WITHMAN BEASLEY, JR., as Manager of NURMI PROPERTIES, LLC, a Delaware limited liability company, who is personally known to me or who produced _______________________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

__________________________________________
Notary Public
Printed Name: _______________________________
Commission Expires: __________________________

STATE OF FLORIDA                        )
                                                               ) ss.:
COUNTY OF PALM BEACH           )

The foregoing instrument was acknowledged before me this ____ day of _____________, 2010 by STEVEN L. CRAIG, as Managing Member of ROBINETTE INVESTMENTS, LLC, a Florida limited liability company, who is personally known to me or who produced _______________________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

__________________________________________
Notary Public
Printed Name: _______________________________
Commission Expires: __________________________